UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22961

EA Series Trust
(Exact name of registrant as specified in charter)

19 E. Eagle Road
Havertown, PA 19083
(Address of principal executive offices) (Zip code)

19 E. Eagle Road
Havertown, PA 19083
(Name and address of agent for service)

215-882-9983
Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

 Item 1. Reports to Stockholders.

Gadsden Dynamic Multi-Asset ETF

Annual Report

September 30, 2023

 GADSDEN DYNAMIC MULTI-ASSET ETF

i

GADSDEN DYNAMIC MULTI-ASSET ETF

LETTER TO SHAREHOLDERS
SEPTEMBER 30, 2023

Gadsden, LLC
656 E Swedesford Road
Suite 301
Wayne, PA 19087
484-580-2277
www.gadsdenfunds.com

Gadsden Dynamic Multi-Asset ETF

Letter to Shareholders

Dear Shareholder,

The Gadsden team is pleased to provide you with the Gadsden Dynamic Multi Asset ETF (symbol: GDMA) (“GDMA”) annual report, dated September 30, 2023. This report refers to GDMA’s performance for the period October 1, 2023 thru September 30, 2023 (the “Period”).

The twelve-month period ended on September 30th was marked by a significant rebound in equity markets and liquidity relative to the same period a year ago. Entering this time frame the economic outlook looked bleak--with inflation still surging, the Fed aggressively tightening liquidity conditions and economic growth steadily deteriorating. Accordingly, we positioned the portfolio defensively as a forthcoming recession appeared imminent in 2023. However, instead of further deteriorating, asset markets staged an impressive rally as inflation soon peaked and soon began a steady decline over the ensuing twelve months. Over this period, economic growth, especially in the US, proved surprisingly resilient with GDP growth modestly rebounding—thus averting the recession many market participants expected in the first half of 2023. What followed was a “soft-landing” narrative the helped propel equity markets higher even as reported earnings broadly declined over this same period. Equity market animal spirits were further stoked by euphoria over developments in artificial intelligence (A.I) and the promise of a new tech sector growth driver. Even the emergence in early 2023 of the largest banking failures since the Global Financial Crisis failed to blunt the bullish sentiment towards stocks. The largest technology stocks of the S&P 500 were overwhelmingly the largest beneficiaries of investors A.I. enthusiasm, contributing over half of the gains in that index over this period. Meanwhile, bond performance continued to languish as sticky inflation results forced market participants to recalibrate their expectations for either a Fed pause or pivot to fresh stimulus and rate cuts.

Our defensive tactical positioning over GDMA’s fiscal period produced negative single-digit returns. Positive contributors to performance included inverse bond hedges as well as long commodity and related exposures. Conversely, bearish inverse positions and equity hedges, especially in US stocks, produced most of the losses for the fund—particularly in the first four months of this period.

GDMA’s total return performance for the twelve-month period ending September 30, 2023 was -5.57% measured in the market price of the Fund and -5.66% measured in net asset value (“NAV”). By comparison, GDMA’s benchmark, the 60%/40% blend of Dow Jones Global Index Total Return and ICE BofA 0-3 Month Treasury Bill Index (“Blended Benchmark”), returned +14.34% for the same period.

Looking ahead, we believe the risk of a global recession in 2024 remains a credible threat, though not nearly as acute or imminent as we imagined this time last year. Instead, the primary market risks we perceive today are 1) the potential for a drain in broad liquidity and higher bond yields possible from massive forthcoming Treasury issuance and 2) equity market vulnerabilities related to high valuations and earnings expectations relative to that drain in liquidity. Despite the markedly higher interest rate environment orchestrated by the Fed (combined with ongoing Quantitative Tightening), overall liquidity has been mostly neutral over the past year thanks to massive US government deficit spending. Over the past year that spending was largely financed without meaningful new Treasury bond issuance (as the US Treasury spent down its cash reserved largely financed by Fed Quantitative Easing (QE during Covid). This helped create a liquidity reprieve that supported asset markets (especially

GADSDEN DYNAMIC MULTI-ASSET ETF

LETTER TO SHAREHOLDERS
SEPTEMBER 30, 2023
stocks). In the forthcoming year the Treasury will likely need to issue many trillions in new bonds into an environment where neither the Fed nor banks are expected to be material buyers. This supply and demand mismatch has the potential to push bond yields significantly higher, further tighten monetary conditions and incrementally slow economic growth—possibly blunting the rebound in equity profitability currently anticipated for 2024.

We are currently approaching 2024 cautiously, and with a focus on reacting tactically and nimbly to the unfolding liquidity situation described above. If liquidity and growth disappointments do materialize, we would expect the Fed to eventually intervene and for a broad rally in stocks and bonds to follow suit. Our game plan is to approach this risk environment cautiously with the potential of being able to take advantage of the market opportunities that so often accompany these types of disturbances.

The Gadsden team is honored to continue serving your investment needs and thank you for your continued trust in GDMA.

/s/ Kevin Harper

Kevin Harper
Chief Investment Officer

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For the most recent month-end performance, please call (215) 882-9983 or visit the Fund’s website at https://gadsdenfunds.com/.

Shares are bought and sold at market price (not at net asset value (“NAV”)), and are not individually redeemed from the Funds. Market price returns are based upon the midpoint of the bid/ask spread at the close of the exchange and does not represent the returns an investor would receive if shares were traded at other times. Brokerage commissions will reduce returns. NAVs are calculated using prices as of the close of regular trading on the exchange, normally 4:00 p.m. Eastern Time.

Any offering must be preceded or accompanied by a prospectus.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice. Current and future portfolio holdings are subject to change and risk. Please refer to the Schedule of Investments contained in this report for a full listing of Fund holdings.
An investment in the Fund is subject to numerous risks, including possible loss of principal. The Fund is actively managed and does not seek to replicate a specified index. The Fund is subject to the following principal risks, among others:

Equity investing risk: An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

GADSDEN DYNAMIC MULTI-ASSET ETF

LETTER TO SHAREHOLDERS
SEPTEMBER 30, 2023
Foreign investment risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, such as differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions.

Fixed Income Securities Risk. Changes in interest rates generally will cause the value of fixed-income and bond instruments held by the Fund to vary inversely to those changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on the security is further away in time or adjustments are limited in amount over time.
The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s value as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.

In addition, the Fund may invest in various fixed income and floating rate securities, including high-yield (junk) bond securities, inflation-linked securities, Sovereign debt securities, and U.S. Government obligations) that are subject to additional risks. Those risks may be material and the risks differ for each of the types of underlying investments. An overview of some of the fixed income and floating rate risks is under the heading - Additional Information about the Fund’s Investment Objective and Strategies.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Commodities Risk. If the Fund invests in physical commodities, those investments will subject the Fund to greater volatility than investments in traditional securities, like stocks and bonds. Investing in physical commodities, including through exchange-traded commodities (“ETCs”) or indirectly through commodity-linked derivative instruments, such as commodity-linked futures, forwards, and swaps, is speculative and can be extremely volatile. The commodities markets may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. Variables like disease, drought, floods, weather, trade, embargoes, tariffs, and other political events may have a larger impact on commodity prices than on traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Because some commodities may be produced in a limited number of countries and may be controlled by a small number of producers, political, economic, and supply-related events in those countries could have a disproportionate impact on the prices of those commodities. These factors may affect the value of the Fund in varying ways, and different factors may cause the value and the volatility of the Fund to move in inconsistent directions at inconsistent rates. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures

GADSDEN DYNAMIC MULTI-ASSET ETF

LETTER TO SHAREHOLDERS
SEPTEMBER 30, 2023
contracts in respect of the relevant commodity. The Fund’s exposure to physical commodities, ETCs, and other commodity-related investments presents tax risks because income and gains from these investments are treated as non-qualifying income for purposes of the Fund’s qualification as a regulated investment company, the Fund might fail to qualify as a regulated investment company, and be subject to federal income tax at the Fund level.

U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

Cash and cash equivalents risk: Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests may cause the Fund to miss opportunities to participate in market appreciation.

Please refer to the prospectus for additional risk information.

The Dow Jones Global Index Total Return measures the performance of stocks that trade globally, targeting 95% coverage of markets open to foreign investment (and incorporates the reinvestment of cash distributions, such as dividends and interest). It is float market cap weighted. It is quoted and calculated in U.S. Dollars. The BofA Merrill Lynch U.S. T-Bill 0-3 Month Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. It is not possible to invest directly in an index.

The Fund is distributed by Quasar Distributors, LLC.

GADSDEN DYNAMIC MULTI-ASSET ETF
Growth of $10,000 (Unaudited)

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
11/14/2018
3/31/2019
9/30/2019
3/31/2020
9/30/2020
3/31/2021
9/30/2021
3/31/2022
9/30/2022
3/31/2023
9/30/2023
$13,299
$13,078
$13,076
$10,857
Gadsden Dynamic Multi-Asset ETF- NAV
Gadsden Dynamic Multi-Asset ETF- Market
60% Dow Jones Global Index/40% ICE BofA 0-3 Month US Treasury Bill Index
ICE BofA 0-3 Month US Treasury Bill Index

	Average Annual Return*
		Since Inception
	1 Year	(November 14, 2018)
Gadsden Dynamic Multi-Asset ETF - NAV	-5.66%	5.66%
Gadsden Dynamic Multi-Asset ETF - Market	-5.57%	5.65%
60% Dow Jones Global Index/ 40% ICE BofA 0-3 Month US Treasury Bill Index	14.34%	6.02%
ICE BofA 0-3 Month US Treasury Bill Index	4.61%	1.70%

See "Index Overview" section for a description of the Index.

* This chart assumes an initial gross investment of $10,000 made on November 14, 2018. Returns shown include the dividends. Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

GADSDEN DYNAMIC MULTI-ASSET ETF

Tabular Presentation of Schedule of Investments
As of September 30, 2023 (Unaudited)

Sector[1]	% of Net Assets
Investment Companies	98.7%
Other[2]	1.3%
Total	100.0%

1	Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment adviser’s internal sector classifications.

2	Cash, cash equivalents, short-term investments and other assets less liabilities.

INDEX OVERVIEW
SEPTEMBER 30, 2023 (UNAUDITED)

Dow Jones Global Index

The Dow Jones Global Index measures the performance of stocks that trade globally, targeting 95% coverage of markets open to foreign investment. It is a float market cap weighted. It is quoted and calculated in U.S. Dollars.

ICE BofA 0-3 Month US Treasury Bill Index

The BofA 0-3 Month US Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills. Publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. It is not possible to invest directly in an index.

GADSDEN DYNAMIC MULTI-ASSET ETF
Schedule of Investments
September 30, 2023

Shares		Value
INVESTMENT COMPANIES - 98.7%
142,032	Direxion Daily 20 Year Plus Treasury Bear 3x Shares (a)	$6,269,292
266,146	Invesco DB U.S. Dollar Index Bullish Fund - Class B (a)	7,912,521
449,444	iShares 0-3 Month Treasury Bond ETF (b)	45,245,527
718,274	iShares Treasury Floating Rate Bond ETF	36,445,223
25,740	ProShares Short 7-10 Treasury	785,714
74,975	ProShares UltraPro Short QQQ	1,532,489
135,002	ProShares UltraPro Short S&P 500 (a)	1,613,274
158,962	ProShares UltraShort FTSE Europe	1,726,327
26,344	ProShares UltraShort Lehman 7-10 Year Treasury	650,960
995,540	WisdomTree Floating Rate Treasury Fund (b)	50,095,573
	TOTAL INVESTMENT COMPANIES (Cost $149,194,296)	152,276,900

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 2.5%
3,857,675	First American Government Obligations Fund - Class X, 5.26% (c)	3,857,675
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,857,675)	3,857,675

MONEY MARKET FUNDS - 1.1%
1,733,983	First American Government Obligations Fund - Class X, 5.26% (c)	1,733,983
	TOTAL MONEY MARKET FUNDS (Cost $1,733,983)	1,733,983

	TOTAL INVESTMENTS (Cost $154,785,954) - 102.3%	157,868,558
	Other Liabilities in Excess of Assets - (2.3%)	(3,568,675)
	TOTAL NET ASSETS - 100.0%	$154,299,883

Percentages are stated as a percent of net assets.

(a)	This security or a portion of this security was out on loan as of September 30, 2023. Total loaned securities had a market value of $3,762,666 or 2.4% of net assets as of September 30, 2023.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements is available from the SEC’s EDGAR database at www.sec.gov.

(c)	Rate shown is the 7-day effective yield.

The accompanying notes are an integral part of these financial statements.

GADSDEN DYNAMIC MULTI-ASSET ETF

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments in securities, at value (1)	$157,868,558
Cash	345,008
Securities lending income receivable (Note 4)	10,472
Dividends and interest receivable	8,400
Total assets	158,232,438
Liabilities:
Due to securities lending agent (Note 4)	3,857,675
Accrued investment advisory fees	74,880
Total liabilities	3,932,555
Net Assets	$154,299,883

Net Assets Consist of:
Paid-in capital	$177,348,448
Total distributable earnings (accumulated deficit)	(23,048,565)
Net Assets:	$154,299,883

Calculation of Net Asset Value Per Share:
Net Assets	$154,299,883
Shares Outstanding (unlimited shares of beneficial interest authorized, no par value)	5,100,000
Net Asset Value per Share	$30.25

Cost of Investments in Securities	$154,785,954

(1) Includes loaned securities with a value of $ 3,762,666.

The accompanying notes are an integral part of these financial statements.

GADSDEN DYNAMIC MULTI-ASSET ETF

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2023

Investment Income:
Dividend income (net of foreign withholding tax of $853)	$5,605,015
Securities lending income (Note 4)	175,246
Interest income	138,809
Total investment income	5,919,070

Expenses:
Investment advisory fees	923,818
Overdraft fees expense	462
Net expenses	924,280

Net Investment Income	4,994,790

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(14,221,040)
(14,221,040)
Net change in unrealized appreciation/(depreciation) on:
Investments	(38,198)
(38,198)
Net realized and unrealized gain/(loss) on investments:	(14,259,238)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(9,264,448)

The accompanying notes are an integral part of these financial statements.

GADSDEN DYNAMIC MULTI-ASSET ETF

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$4,994,790	$3,289,160
Net realized gain/(loss) on investments	(14,221,040)	878,444
Net change in unrealized appreciation/(depreciation) on investments	(38,198)	2,875,379
Net increase/(decrease) in net assets resulting from operations	(9,264,448)	7,042,983

Distributions to Shareholders:
Distributable earnings	(1,795,055)	(2,164,740)
Total distributions to shareholders	(1,795,055)	(2,164,740)

Capital Share Transactions:
Proceeds from shares sold	238,182,588	246,613,748
Payments for shares redeemed	(215,591,254)	(225,728,548)
Net increase in net assets derived from net change in capital share transactions	22,591,334	20,885,200
Net Increase in Net Assets	11,531,831	25,763,443
Net Assets:
Beginning of year	142,768,052	117,004,609
End of year	$154,299,883	$142,768,052

Changes in Shares Outstanding:
Shares outstanding, beginning of year	4,400,000	3,750,000
Shares sold	7,780,000	7,700,000
Shares repurchased	(7,080,000)	(7,050,000)
Shares outstanding, end of year	5,100,000	4,400,000

The accompanying notes are an integral part of these financial statements.

GADSDEN DYNAMIC MULTI-ASSET ETF

FINANCIAL HIGHLIGHTS
For the Year Ended September 30, 2023

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Realized Gains	Return of Capital Distribution	Total Distributions	Transaction Fees (See Note 1)	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000's)	Net Expenses(3)(4)(6)	Net Investment Income(3)	Portfolio Turnover Rate(5)(10)
Year Ended September 30, 2023	$32.45	0.96	(2.80)	(1.84)	(0.36)	-	-	(0.36)	-	$30.25	-5.66%	$154,300	0.59%	3.19%	542%
Year Ended September 30, 2022	$31.20	0.81	1.01	1.82	(0.57)	-	-	(0.57)	-	$32.45	5.87%	$142,768	0.59%	2.54%	219%
November 1, 2020 to September 30, 2021	$28.30	0.21	2.91	3.12	(0.19)	-	(0.03)	(0.22)	(0.00)(7)	$31.20	10.13%	$117,005	0.59%	0.73%	99%
Year Ended October 31, 2020 (8)	$25.99	0.24	2.68	2.92	(0.28)	(0.33)	-	(0.61)	(0.00)(7)	$28.30	11.46%	$83,471	0.59%	0.91%	536%
November 14, 2018 (9) to October 31, 2019	$25.00	0.47	0.95	1.42	(0.43)	-	-	(0.43)	(0.00)(7)	$25.99	5.79%	$30,542	0.59%	1.95%	369%

(1)	Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout the period.
(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(3)	For periods of less than one year, these ratios are annualized.
(4)	Net expenses include effects of any reimbursement or recoupment.
(5)	Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year.
(6)	Net and gross expenses do not include expenses of the investment companies in which the Fund invests.
(7)	Rounds to less than $.005.
(8)	Gadsden Dynamic Multi-Asset ETF previously used an October 31st fiscal year end. The Fund moved to the EA Series Trust on November 2, 2020 and currently uses a September 30th fiscal year end.
(9)	Commencement of operations.
(10)	Excludes impact of in-kind transactions

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2023

NOTE 1 – ORGANIZATION

Gadsden Dynamic Multi-Asset ETF (the “Fund”) is a series of the EA Series Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is considered diversified under the 1940 Act. The Fund commenced operations on November 14, 2018 and became a series of the Trust via a merger on November 2, 2020. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services-Investment Companies. The Fund’s investment objective is to seek total return.

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in asset classes that the Fund’s portfolio managers believe offer the most attractive combined risk/return opportunities. The term “asset classes” generally includes, among others, U.S. equities, foreign securities, currencies, bonds, and real estate investment trusts (REITs). Generally, the Sub-Adviser selects investments for the Fund’s portfolio based on its long-term view of macroeconomic factors. That is considered a “strategic” approach. Through that approach, the Fund’s portfolio will generally have exposure to a variety of asset classes, geographies, and market capitalizations. Additionally, for a portion of the Fund’s portfolio, the Sub-Adviser may seek to change the Fund’s investment portfolio based on its short-term view of the markets, which is referred to as a “tactical” approach.

Shares of the Fund are listed and traded on Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in share amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants may be required to pay a transaction fee to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions. The standard transaction fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the clearing process on any business day, regardless of the number of Creation Units purchased or redeemed that day (“Standard Transaction Fees”). Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions fees. Certain fund deposits consisting of cash-in-lieu or cash value may be subject to a variable charge (“Variable Transaction Fees”), which is payable to the Fund, of up to 2.00% of the value of the order in addition to the Standard Transaction Fees. Variable Transaction Fees received by the Fund, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

Because, among other things, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.
Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC d/b/a EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. Effective In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September, 2023, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

The following is a summary of the fair value classification of the Fund’s investments as of September 30, 2023:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets*
Investment Companies	$152,276,900	$—	$—	$152,276,900
Investments Purchased with Proceeds from Securities Lending	3,857,675	—	—	3,857,675
Money Market Funds	1,733,983	—	—	1,733,983
Total Investments in Securities	$157,868,558	$—	$—	$157,868,558

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal year ended September 30, 2023, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts using the spot rate of exchange at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. That portion of gains (losses) attributable to the changes in market prices and the portion of gains (losses) attributable to changes in foreign exchange rates are included on the “Statement of Operations” under “Net realized gain (loss) – Foreign currency” and “Change in Net Unrealized Appreciation (Depreciation) – Foreign Currency,” respectively.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.	Federal Income Taxes. The Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the fiscal year ended September 30, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal year ended September 30, 2023, the Fund did not have liabilities for any unrecognized tax benefits. The Fund would/will recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Fund’s Statement of Operations. During the fiscal year ended September 30, 2023, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the Fund’s commencement of operations.

The Fund may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in "Net realized gain (loss) on investments" and"Net increase (decrease) in unrealized appreciation or depreciation on investments" on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in "Payable for foreign taxes" on the accompanying Statements of Assets and Liabilities and is comprised of taxes on unrealized gains.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from a Funds’ investments in REITs and MLPs may be characterized as ordinary income, net capital gain, or return of capital. The proper characterization of such distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions for financial statement purposes. Such estimates are based on historical information available from each MLP and other industry sources. The actual character of distributions to each Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of such investments, a portion of the distributions received by each Fund’s shareholders may represent a return of capital.

Distributions to shareholders from net investment income and from net realized gains on securities for the Fund are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary, for tax purposes.

E.
Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

F.
Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for regular trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Additionally, as is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. As of the date of this Report, no claim has been made for indemnification pursuant to any such agreement of the Fund.

H.
Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. In addition, the Fund’s realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings to paid-in capital. For the fiscal year ended September 30, 2023, the following table shows the reclassifications made:

Distributable Earnings	Paid in Capital
$(1,941,459)	$1,941,459

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

NOTE 3 – RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally. Those special risks may arise due to differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Fixed Income Securities Risk. Changes in interest rates generally will cause the value of fixed-income and bond instruments held by the Fund to vary inversely to those changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on the security is further away in time or adjustments are limited in amount over time. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s value as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. In addition, the Fund may invest in various fixed income and floating rate securities, including high-yield (junk) bond securities, inflation-linked securities, Sovereign debt securities, and U.S. Government obligations) that are subject to additional risks. Those risks may be material and the risks differ for each of the types of underlying investments.

Leveraged, Inverse, and Inverse-Leveraged ETF Risk. Leveraged, inverse, and inverse-leveraged ETFs expose the Fund to all of the risks that traditional ETFs present (see “ETF Risks” above). Leveraged ETFs seek to provide investment results that match a multiple of the performance of an underlying index (e.g., three times the performance). Inverse ETFs seek to provide investment results that match a negative (i.e., the opposite) of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. All leveraged, inverse, and inverse-leveraged ETFs rely to some degree, often extensively, on derivatives to achieve their objectives and, thus, the Fund is indirectly exposed to derivatives risk through its investments in these ETFs. Further, investments in leveraged, inverse, or inverse-leveraged ETFs are subject to the risk that the performance of the ETF will not correlate with the underlying index as intended. Leveraged, inverse, and inverse leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Commodities Risk. If the Fund invests in physical commodities, those investments will subject the Fund to greater volatility than investments in traditional securities, like stocks and bonds. Investing in physical commodities, including through exchange-traded commodities (“ETCs”) or indirectly through commodity-

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

linked derivative instruments, such as commodity-linked futures, forwards, and swaps, is speculative and can be extremely volatile. The commodities markets may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. Variables like disease, drought, floods, weather, trade, embargoes, tariffs, and other political events may have a larger impact on commodity prices than on traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because some commodities may be produced in a limited number of countries and may be controlled by a small number of producers, political, economic, and supply-related events in those countries could have a disproportionate impact on the prices of those commodities. These factors may affect the value of the Fund in varying ways, and different factors may cause the value and the volatility of the Fund to move in inconsistent directions at inconsistent rates. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. The Fund’s exposure to physical commodities, ETCs, and other commodity-related investments presents tax risks because income and gains from these investments are treated as non-qualifying income for purposes of the Fund’s qualification as a regulated investment company, the Fund might fail to qualify as a regulated investment company, and be subject to federal income tax at the Fund level.

U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even for short periods, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments is currently uncertain and may be adversely affected by changes in legislation, regulations, or other legally binding authority. As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). On May 1, 2017 the Internal Revenue Service (the “IRS”) published a series of revocations of private letter rulings that had been issued to RICs. In each of the revocations, at least one of the rulings requested in the original private letter ruling was that the income from a commodity-linked note was qualified income for the purposes of 90% gross income test. Although the original rulings were favorable, the IRS indicated in the revocations that the rulings were not in accord with the current views of the IRS. If, as a result of any adverse future legislation, U.S. Treasury regulations, and/or guidance issued by the IRS, the income of the Fund from certain commodity-linked derivatives were treated as non-qualifying income, the Fund may fail to qualify as RIC and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a RIC may limit the Fund’s use of those types of derivative instruments.

Currency Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies may affect the value of the Fund’s foreign investments and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Derivatives Risk. Derivative investments have risks, including the imperfect correlation between the value of the instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may also increase expenses and increase the impact of the Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or regulatory requirements when it may not be advantageous to liquidate the positions, resulting in increased volatility of returns. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in the transactions, which may adversely impact the Fund’s after-tax returns.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

Short Sale Risk. The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a potentially unlimited loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to those securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Those conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

See the Fund’s Prospectus and Statement of Additional Information regarding the risks of investing in shares of the Fund.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

Empowered Funds, LLC dba EA Advisers (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses.

Gadsden, LLC ("Gadsden"), serves as a non-discretionary investment sub-adviser to the Fund. Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for determining the investment exposures for the Fund, subject to the overall supervision and oversight of the Adviser and the Board. Gadsden will not be responsible for selecting brokers or placing the Fund’s trades. Rather, Gadsden will provide trade recommendations to the Adviser and, in turn, the Adviser will be responsible for selecting brokers and placing the Fund’s trades. It is anticipated that the Adviser will generally adhere to Gadsden’s recommendations.

At a Board meeting held on September 15, 2023, the Board of Trustees of the Trust (the “Trustees”) including each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), approved the continuation of the Advisory and Sub-Advisory Agreement. Per the Advisory Agreement, the Fund pays an annual rate of 0.59% to the Adviser monthly based on average daily net assets. A description of the Board’s consideration will be included in the Fund's Semi-Annual Report.

U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of the Administrator, serves as the Fund’s Custodian.

The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Fund.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

NOTE 5 – SECURITIES LENDING

The Fund may lend up to 33 1/3;% of the value of the securities in its portfolio to brokers, dealers, and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

The securities lending agreement provides that, in the event of a borrower’s material default, the Securities Lending Agent shall take all actions the Securities Lending Agent deems appropriate to liquidate the collateral, purchase replacement securities at the Securities Lending Agent’s expense, or pay the Fund an amount equal to the market value of the loaned securities, subject to certain limitations which are set forth in detail in the securities lending agreement between the Fund and the Securities Lending Agent.

As of the end of the fiscal year, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with the Trust approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.

As of the end of the fiscal year, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan	Payable for Collateral Received*
$3,762,666	$3,857,675

*	The cash collateral received was invested in the First American Money Market Government Obligations Fund as shown on the Schedule of Investments. The investment objective is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity.

The interest income earned by the Fund on the investment of cash collateral received from borrowers for the securities loaned to them ("Securities lending income") is reflected in the Fund's Statement of Operations. Net securities lending income earned on collateral investments and recognized by the Fund during the fiscal year ended September 30, 2023 was $175,246.

Due to the absence of a master netting agreement related to the Fund's participation in securities lending, no additional offsetting disclosures have been made on behalf of the Fund for the total borrowings listed above.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2023, purchases and sales of securities for the Fund, excluding short-term securities and in-kind transactions, were as follows:

Purchases	Sales
$1,019,193,202	$827,997,585

For the fiscal year ended September 30, 2023, in-kind transactions associated with creations and redemptions were as follows:

Purchases	Sales
$47,592,002	$214,213,932

For the fiscal year ended September 30, 2023, short-term and long-term gains on in-kind transactions were as follows:

Short Term	Long Term
$2,262,761	$448,743

There were no purchases or sales of U.S. Government securities during the fiscal year.

NOTE 7 – TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes at September 30, 2023 were as follows:

Tax cost of Investments	$154,799,538
Gross tax unrealized appreciation	$3,196,325
Gross tax unrealized depreciation	(127,305)
Net tax unrealized appreciation (depreciation)	3,069,020
Undistributed ordinary income	4,200,649
Undistributed long-term gain	—
Total distributable earnings	4,200,649
Other accumulated gain (loss)	(30,318,234)
Total accumulated gain (loss)	$(23,048,565)

Under tax law, certain capital and foreign currency losses realized after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the fiscal year ended September 30, 2023, the Fund did not defer any qualified late year losses.

At September 30, 2023, the Fund had the following capital loss carryforwards:

Unlimited Short-Term	Unlimited Long-Term
$(30,318,234)	$—

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

NOTE 8 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2023 and September 30, 2022, were as follows:

Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2022
Ordinary Income	Ordinary Income
$1,795,055	$2,164,740

NOTE 9 – CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 9, 2023, the Board of Trustees (“Board”) of the EA Series Trust (the “Trust”), including a majority of the Independent Trustees, upon the recommendation and approval of the Audit Committee of the Board, appointed Tait Weller & Baker, LLP (“Tait”) to serve as the Fund’s independent registered public accounting firm for the Fund for the fiscal year ended September 30, 2023. Tait was approved as the auditor for all funds in the Trust. Tait replaces Spicer Jefferies, LLP (“Spicer”) in this role. Spicer did not resign and did not decline to stand for re-election.

The audit reports of Spicer on the financial statements of the Fund for the most recent fiscal periods ended September 30, 2021 and September 30, 2022, did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2021, September 30, 2022 and for the interim period ended June 9, 2023 , there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Spicer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Spicer, would have caused it to make a reference in connection with its opinion to the subject matter of the disagreement.

During the fiscal years ended September 30, 2021, September 30, 2022 and for the interim period ended June 9, 2023, neither the Fund, nor anyone on their behalf, consulted with Tait with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that Tait concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through date the financial statements were issued. There were no transactions that occurred during the period subsequent to September 30, 2023, that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Gadsden Dynamic Multi-Asset ETF and
The Board of Trustees of
EA Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Gadsden Dynamic Multi-Asset ETF (the “Fund”), a series of EA Series Trust (the “Trust”), including the schedule of investments, as of September 30, 2023, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended September 30, 2022, and the financial highlights for the year then ended, the period from November 1, 2020 to September 30, 2021, the year ended October 31, 2020, and the period from November 14, 2018 (commencement of operations) to October 31, 2019, were audited by other auditors, whose reports dated November 29, 2022 and December 23, 2020 expressed an unqualified opinion on the financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 29, 2023

GADSDEN DYNAMIC MULTI-ASSET ETF

EXPENSE EXAMPLE
SEPTEMBER 30, 2023 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held the entire period (April 1, 2023 to September 30, 2023).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period April 1, 2023 to September 30, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. The information assumes the reinvestment of all dividends and distributions.

	Annualized Expense Ratio	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period April 1, 2023 to September 30, 2023[1]

Actual	0.59%	$1,000.00	$1,028.80	$3.00
Hypothetical (5% annual return before expenses)	0.59%	1,000.00	1,022.11	2.99

1	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365, to reflect the one-half year period.

GADSDEN DYNAMIC MULTI-ASSET ETF

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (each a “Fund”, and collectively, the “Funds”), has adopted a liquidity risk management program (“the Program”) to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect each Fund’s particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of the Fund.

The Trust’s Board of Trustees has designated the certain representatives of the Adviser as the Program Administrator, responsible for administering the Program and its policies and procedures.

At the June 9, 2023, meeting of the Board of Trustees of the Trust, the Program Administrator provided the Trustees with a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended March 31, 2023. The report concluded that the Program appeared effectively tailored to identify potential illiquid scenarios and to enable the Funds to deliver appropriate reporting. In addition, the report concluded that the Program is adequately operating, and its implementation has been effective. The report reflected that there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without dilution to existing shareholders. The report further described material changes that were made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

GADSDEN DYNAMIC MULTI-ASSET ETF

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income for the Fund was 13.89%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023 for the Fund was 23.23%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871 (k)(2)(C) for each Fund was 0.00%.

GADSDEN DYNAMIC MULTI-ASSET ETF

MANAGEMENT OF THE FUND
Trustees and Officers
The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, the Sub-Adviser, and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.
The Board is comprised of four Trustees. One Trustee and certain of the officers of the Trust are directors, officers or employees of the Adviser. The other Trustees (the “Independent Trustees”) are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust. The fund complex includes all funds advised by the Adviser (“Fund Complex”).
The Trustees, their age, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their age, term of office and length of time served and their principal business occupations during the past five years are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o EA Series Trust, 19 East Eagle Road, Havertown, PA 19083.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975	Trustee	Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003 – present).	46	None
Michael S. Pagano, Ph.D., CFA Born: 1962	Trustee	Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999 – present); Co-Editor of The Financial Review (2023 – present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008 – present).	46	Citadel Federal Credit Union (pro bono service for non-profit)
Chukwuemeka (Emeka) O. Oguh Born: 1983	Trustee	Since 2018	Co-founder and CEO, PeopleJoy (2016 – present).	46	None
Interested Trustee*
Wesley R. Gray, Ph.D. Born: 1980	Chairman and Trustee	Since 2014; President 2014-2023	Founder and Executive Managing Member, EA Advisers (2013 – present); Founder and Executive Managing Member, Empirical Finance, LLC d/b/a Alpha Architect (2010 – present).	46	None
* Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.

Additional information about the Affiliated Trustee and Independent Trustees is available in the Statement of Additional Information (SAI).

GADSDEN DYNAMIC MULTI-ASSET ETF

MANAGEMENT OF THE FUND (CONTINUED)

OFFICERS

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Patrick R. Cleary Born: 1982	President, and Chief Executive Officer; Secretary	Since 2023; Since 2015	Chief Operating Officer (2014 – 2022) and Managing Member (2014 – present), Alpha Architect, LLC; Chief Executive Officer of EA Advisers (2021 – present).
Sean Hegarty Born: 1993	Treasurer, Chief Financial Officer and Comptroller; Assistant Treasurer	Since 2023; 2022-2023	Chief Operating Officer, EA Advisers (2022 – present); Assistant Vice President – Fund Administration, U.S. Bank Global Fund Services (2018 – 2022); Staff Accountant, Cohen & Company (2015 – 2018).
Jessica D. Leighty Born: 1981	Chief Compliance Officer	Since 2022	Chief Compliance Officer Alpha Architect (2021 – present); Chief Compliance Officer, Snow Capital (2015 – 2021).
Brian P. Massaro Born: 1997	Assistant Treasurer	Since 2023	Chief Data Officer, EA Advisers (2023 – present); Assistant Operating Officer, EA Advisers (2022 – 2023); Mutual Funds Administrator, U.S. Bank Global Fund Services (2019 – 2022).

GADSDEN DYNAMIC MULTI-ASSET ETF

INFORMATION ABOUT PORTFOLIO HOLDINGS (UNAUDITED)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge, upon request, by calling (215) 882-9983. Furthermore, you may obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at http://www.gadsdenfunds.com/.

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling (215) 882-9983, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at http://www.gadsdenfunds.com/.

When available, information regarding how the Fund’s voted proxies relating to portfolio securities during the twelve months ending June 30 is (1) available by calling (215) 882-9983 and (2) the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (UNAUDITED)

Information regarding how often shares of the Fund trades on an exchange at a price above (i.e., at premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at http://www.gadsdenfunds.com/.

PRIVACY POLICY (UNAUDITED)

EA Series Trust (the “Trust”) is strongly committed to preserving and safeguarding the personal financial information of any customers of the Trust. Confidentiality is extremely important to us.

Regulation S-P requires, among others, each investment company to “adopt written policies and procedures that address administrative, technical, and physical safeguards for the protection of customer records and information.” However, Pursuant to Regulation S-P’s definition of “customer,” the Trust currently does not have, nor does it anticipate having in the future, any customers. In addition, the Trust does not collect any non-public personal information from any consumers.

Nonetheless, the Trust has instituted certain technical, administrative and physical safeguards through which the Trust would seek to protect personal financial information about any customers from unauthorized use and access. First, technical procedures are used in order to limit the accessibility and exposure of Trust-maintained information contained in electronic form. If customer information were obtained by the Trust, such technical procedures would cover such information.

Second, administrative procedures that are in place, would be used to control the number and type of employees, affiliated and nonaffiliated persons, to whom customer information (if the Trust were to obtain any) would be accessible.

Third, physical safeguards have been established, which if customer information were obtained by the Trust, to prevent access to such information contained in hard-copy form.

As these procedures illustrate, the Trust realizes the importance of information confidentiality and security and emphasizes practices which are aimed at achieving those goals.

Adviser
Empowered Funds, LLC dba EA Advisers
19 East Eagle Road
Havertown, Pennsylvania 19083

Sub-Adviser
Gadsden, LLC
656 East Swedesford Road, Suite 301
Wayne, Pennsylvania 19087

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave, Suite 2200
Milwaukee, Wisconsin 53202

Custodian and Securities Lending Agent
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Gadsden Dynamic Multi-Asset ETF
Symbol – GDMA
CUSIP – 02072L870

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Pagano is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and calculations of required income, capital gain and excise distributions. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2023	FYE 9/30/2022
Audit Fees	$8,750	$8,750
Audit-Related Fees	N/A	N/A
Tax Fees	$2,250	$2,250
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountants applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Daniel Dorn, Chukwuemeka (Emeka) Oguh, and Michael Pagano.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EA Series Trust

By (Signature and Title)	/s/ Patrick Cleary
Patrick Cleary, President, Chief Executive Officer and Secretary

Date:	December 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick R. Cleary
Patrick Cleary, President, Chief Executive Officer and Secretary

Date:	December 4, 2023

By (Signature and Title)	/s/ Sean R. Hegarty
Sean Hegarty, Treasurer, Chief Financial Officer and Comptroller

Date:	December 4, 2023